UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MAMA’S CREATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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MAMA’S CREATIONS, INC.

25 Branca Road

East Rutherford, New Jersey 07073

(201) 531-1212

NOTICE OF ANNUAL

MEETING OF STOCKHOLDERS TO BE

HELD JULY 3, 2024

TO OUR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Mama’s Creations, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “Mama’s Creations”, “we”, “us” or “our”), which will be held on July 3, 2024, at 12:00 P.M. Eastern. The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com The meeting will be held for the following purposes:

1.	To elect eight (8) directors to hold office for a one-year term and until each of their successors are elected and qualified.

2.	To ratify the appointment of Rosenberg Rich Baker Berman P.A., Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending January 31, 2025.

3.	To hold an advisory vote to approve executive compensation.

4.	To hold an advisory vote on the frequency of future advisory votes to approve executive compensation.

5.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended January 31, 2024 is available on request or at www.sec.gov.

The Board of Directors has fixed the close of business on May 6, 2024 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at the Offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073.

By Order of the Board of Directors

/s/ Adam L. Michaels
Adam L. Michaels
CEO and Chairman of the Board

May 20, 2024
East Rutherford, New Jersey

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on July 3, 2024 via live audio conference call at +1-877-407-3088

The Notice of Annual Meeting, Proxy Statement and our

Annual Report on Form 10-K are available electronically at

www.MAMA.vote

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

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MAMA’S CREATIONS, INC.

25 Branca Road

East Rutherford, New Jersey 07073

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 3, 2024

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the stockholders of Mama’s Creations, Inc. (together with its subsidiaries, “Company”, “Mama’s Creations”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders to be held via the internet on July 3, 2024, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to Mama’s Creations stockholders on or about May 20, 2024.

The Company will solicit stockholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Stockholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073 so that stockholders of record may inspect the list only for proper purposes.

Questions and Answers and Voting Information

1.	Who may attend and how to attend the Annual Meeting?

Our Board has fixed the close of business on May 6, 2023 as the record date for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). As of the Record Date, 37,486,046 common shares were outstanding. Each share of Common Stock represents one vote to be voted on each matter presented at the Annual Meeting. Record holders and beneficial owners may attend the Annual Meeting (via phone call). Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Access an audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International);

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record

●	Stockholders of record as of the Record Date can attend the special meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

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Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on July 1, 2024. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.

●	Shareholders may submit live questions on the conference line while attending the virtual Annual Meeting.

2.	What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: If your share of common stocks are registered directly in your name with the Company’s transfer agent, Equity Stock Transfer, you are considered, with respect to those shares, the “stockholder of record.”

Beneficial Owner: If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in “street name.” If you are a beneficial stockholder, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, bank or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote.

4.	How do I vote?

While you should follow the specific voting instructions given by your bank, broker or other nominee; here is a summary of the common voting methods:

If you own share of common stocks as a stockholder of record, you may vote your shares in any of the following ways:

●	mailing your completed and signed proxy card in the enclosed return envelope by following the instructions set forth in the enclosed proxy card;

●	voting over the Internet as instructed on the enclosed proxy card or by telephone by following the recorded instructions; or

●	logging onto the Annual Meeting and voting at the virtual meeting.

If you vote by Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card by mail.

If you hold your shares in street name, you will need to obtain a legal proxy from your bank, broker or nominee in order for you to vote in person at the Annual Meeting and submit the legal proxy along with your ballot at the Annual Meeting. In addition, you may request paper copies of the Proxy Statement from your broker, bank or nominee by following the instructions on the Internet Notice of Availability provided by your broker, bank or nominee.

Other than as set out in this Proxy Statement, the Board knows of no other matter to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting, such business will be decided on a poll conducted at the Annual Meeting.

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5.	If I voted by proxy, can I still attend and vote at the Annual Meeting?

Yes. Even if you have voted by proxy, you may still attend and vote at the Annual Meeting virtually. Please note, however, that if you are a beneficial owner whose shares are held in street name, you are not the stockholder of record. In that event, if you wish to attend and vote at the Annual Meeting, you must obtain a proxy issued in your name from that holder of record giving you the right to vote your shares at the Annual Meeting.

6.	May I change my vote after I have mailed my signed proxy card or voted by telephone or over the Internet?

Yes, if you own share of common stock as a stockholder of record, you may change your vote at any time before your proxy is voted at the Annual Meeting in one of four ways:

●	timely deliver a valid later-dated proxy by mail by following the instructions set forth in the enclosed proxy card;

●	timely deliver written notice that you have revoked your proxy to the Company Secretary at the following address:

Mama’s Creations

25 Branca Road

East Rutherford, NJ 07073

Attn: CFO

●	timely submit revised voting instructions by telephone or over the Internet by following the instructions set forth on the proxy card; or

●	attend the Annual Meeting and vote online during the meeting. Simply attending the Annual Meeting, however, will not revoke your proxy or change your voting instructions; you must vote online during the Annual Meeting to change your vote.

If you are a beneficial owner of shares held in street name and you have instructed your bank, broker or other nominee to vote your shares, you may revoke your proxy at any time, before it is exercised, by:

●	following the requirements of your bank, broker or nominee through which your shares are registered; or

●	voting online at the Annual Meeting by obtaining a legal proxy from your bank, broker or nominee and submitting the legal proxy with your ballot.

7.	How does discretionary voting authority apply?

If you sign, date and return your proxy card or vote by telephone or Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Adam L. Michaels and Anthony Gruber, or either of them, to vote on the items discussed in these proxy materials and on any other matter that is properly raised at the Annual Meeting. In that event, your proxy will be voted consistent with the Board’s voting recommendations and FOR or AGAINST any other properly raised matters at the discretion of Adam L. Michaels and Anthony Gruber.

8.	What constitutes a quorum?

According to our Bylaws, one or more persons present at the meeting in person and holding or representing by proxy more than 50% of the total issued shares constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, vote by telephone or Internet, or attend the Annual Meeting virtually. Abstentions and broker non-votes are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum is present at the meeting.

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9.	What are broker non-votes?

A broker non-vote occurs when the broker, bank or other holder of record that holds your shares in street name is not entitled to vote on a matter without instruction from you and you do not give any instruction. Unless instructed otherwise by you, brokers, banks and other street name holders will not have discretionary authority to vote on Proposals 1, 3 or 4 at the Annual Meeting and will be considered “broker non-votes” having no effect on the relevant resolution. Conversely, Proposal 2 is considered to be “routine” and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal No. 2.

10.	What is the required vote?

●	Election of Directors — Provided that a quorum is present at the meeting, directors will be elected by a plurality of the votes cast, which means that the eight nominees receiving the most votes will be elected.

●	Ratification of Auditors — The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote is required for approval of the proposal to ratify the appointment of auditors (assuming a quorum is present).

●	Executive Compensation — The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote (assuming a quorum is present).

●	Frequency of Future Executive Compensation Advisory Votes — Stockholders may select every “One Year”, “Two Years” or “Three Years” with respect to the proposal. The frequency (every year, every two years or every three years) that receives the most votes cast by stockholders will be considered the frequency recommended by the stockholders (assuming a quorum is present).

11.	How do I submit a stockholder proposal or director nomination for the next Annual Meeting?

Stockholder proposals (other than director nominations) that are submitted for inclusion in our proxy statement for our Annual Meeting of Stockholders to be held in 2025 must follow the procedures and requirements of the federal securities laws, including Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be timely, such proposals must be received by us at our principal executive office no later than January 20, 2025.

If a stockholder does not submit a proposal for inclusion in our proxy statement but desires to propose an item of business to be considered at an annual meeting of stockholders or to nominate persons for election as a director at an annual meeting, then the stockholder must give timely written notice of such proposal or nominations to our corporate secretary at our principal executive office, which is 25 Branca Road, East Rutherford, NJ 07073. To be timely under our Bylaws, we must receive notice of the stockholder’s intention to propose an item of business or to nominate persons for election as a director no later than thirty days prior to the meeting date, and the notice must otherwise comply with certain other requirements contained in our Bylaws as well as all applicable statutes and regulations.

In any case, a stockholder’s notice will not be deemed to be submitted until we have received all of the required information.

In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the first anniversary date of this year’s annual meeting. If the date of the annual meeting of stockholders to be held in 2025 is changed by more than 30 calendar days from the anniversary of this year’s annual meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 annual meeting is first made. Accordingly, for the 2025 annual meeting, we must receive such notice no later than May 4, 2025.

12.	What does it mean if I receive more than one proxy card?

Your shares are likely registered differently or are in more than one account. You should complete and return each proxy card you receive to guarantee that all of your shares are voted.

13.	Who pays to prepare, mail and solicit the proxies?

The Company pays all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We do not compensate our directors, officers and employees for mailing proxy materials or soliciting proxies in person, by telephone or otherwise.

14.	Can I access these proxy materials on the Internet?

Yes. Our Proxy Statement, Annual Report on Form 10-K and a link to the means to vote by Internet are available at www.MAMA.vote.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight authorized directors. A total of eight directors will be elected at the Annual Meeting to serve until the next annual stockholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If no choice has been specified by a stockholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Lynn Blake, age 57.

Lynn Blake has over 30 years of financial leadership experience, including Chief Financial Officer experience at multiple publicly traded companies, a private equity-owned portfolio company, and a venture-backed startup. Most recently, Ms. Blake was Chief Financial Officer of Nuwellis, Inc., a medical device company, from October 2022 to September 2023. Prior to this, she was Managing Director at Growth Operators, a business consulting firm, from January 2020 to October 2022. Before this, Ms. Blake was Chief Financial Officer at Tactile Systems Technology, Inc., a medical device development company, from April 2016 to September 2018. Her career began in the management development track at Honeywell International, and subsequent key highlights include successful public markets execution and transaction experience as a C-suite executive at several publicly traded companies. Currently, Ms. Blake serves on various private and non-profit boards, including iterro, Inc., Elire, Inc., Volunteers of America and the CFO Leadership Council. Ms. Blake holds a BBA in Accounting & Finance from the University of Wisconsin – Madison, as well as an MBA from the Carlson School of Management at the University of Minnesota.

Steven Burns, age 63.

Mr. Burns has been Executive Vice President of the Company since February 1, 2020. He was appointed the Company’s Chief Administrative Officer of the Company on October 9, 2023. He has over 30 years of experience in the investment, management and operations transformation across industries including high quality and healthy food services, real estate, clean and efficient energy sources and healthcare technology. Mr. Burns has served as a director of the Company from February 2010 through the present. Prior to that, for a period of 24 years he worked at and was senior executive at Accenture where he led the U.S. Health Insurance Industry Program comprised of approximately 600 professionals. He also has sat on various financial committees and boards of directors throughout his career.

Mr. Burns received his B.S. in Business Management from Boston College in 1982.

In evaluating Mr. Burns’ specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in serving on board of directors, his knowledge of running and managing companies, and his proven track record of success in such endeavors.

Alfred D’Agostino, age 70.

Mr. D’Agostino has over 35 years of experience in the management and ownership of food brokerage and food distribution companies. Mr. D’Agostino has served as a director of the Company from February 2010 through the Present. Beginning in March 2001 and still presently, he serves as the President for WorldWide Sales Inc., a perishable food broker that services the New York / New Jersey Metropolitan and Philadelphia marketplace. Prior to this he worked from September 1995 until February 2001 as Vice-President of the perishable business unit at Marketing Specialists, a nationwide food brokerage. Previously, from February 1987 until August 1995 he worked as a Partner for the perishable division of Food Associates until its merger with Merket Enterprises.

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In evaluating Mr. D’Agostino’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in the food brokerage and other food related industries, his knowledge of running and managing companies, and his proven track record of success in such endeavors.

Mr. D’Agostino received his B.S. in Business Management from the City College of New York in 1974

Meghan Henson, age 55.

Meghan Henson is an experienced senior human resources executive with experience across several industries. She has served since 2023 as Senior Vice President, Chief People Officer of Aetna, a CVS Health Company, of Hartford, CT. Prior to this role, she served as Executive Vice President, Chief Human Resources Officer of Avantor, Radnor, PA from 2020 to 2023. Previously, she served as Chief Human Resources Officer of XPO Logistics, Greenwich, CT from 2016-2020. She served as Executive Vice President, Chief Human Resources Officer, Chubb Insurance, Warren, NJ from 2013-2016 after serving in various Human Resources leadership roles with PepsiCo from 2004-2013. Prior to PepsiCo, she served as Senior Manager, Human Capital for Deloitte Consulting from 2001-2004 and Manager, HR and Change Management for Towers Perrin (now Willis Towers Watson) from 1997-2001. She holds an MBA with emphasis in Organizational Behavior from the University of Michigan and a Bachelor of Arts, Political Science and East Asian Studies at University of Wisconsin – Madison. During her tenure at the University of Wisconsin – Madison, she was elected Student Body President.

The board determined that Ms. Henson’s breadth of executive experience and expertise in leading human resources functions for large companies would provide valuable insight to the board.

Dean Janeway, age 80.

Mr. Janeway has served as a director of the Company since 2012. Mr. Janeway is an executive with more than 40 years of broad leadership skills and extensive experience in the areas of corporate strategy, business development, operational oversight and financial management. From 1966 through 2011, Mr. Janeway served in various positions at Wakefern Food Corp., the largest retailer- owned cooperative in the United States. From 1966 through 1990, Mr. Janeway advanced through various positions of increasing responsibility including positions in Wakefern’s accounting, merchandising, dairy-deli, and frozen foods divisions. From 1990 through 1995 Mr. Janeway provided oversight for all of Wakefern’s procurement, marketing, merchandising, advertising and logistics divisions. From 1995 until his retirement in 2011, Mr. Janeway served as President and Chief Operating Officer of Wakefern providing primary oversight for the company’s financial and treasury functions, human resources, labor relations, new business development, strategic acquisitions, government relations, corporate social responsibility, sustainability initiatives and member relations. Mr. Janeway previously served as the chairman for the National Grocers Association from 1993 through 2001. From 2009 through the present, Mr. Janeway has served as the Chairman of the Foundation for the University of Medicine and Dentistry of New Jersey.

The Board of Directors determined that Mr. Janeway’s qualifications to serve as a director include his notable business and leadership experience in all areas of management, particularly in the food industry. He also has experience in the area of wholesale distribution, due to his past position at Wakefern and his knowledge of running and managing companies and his proven track record of success in such endeavors will be invaluable to the Company going forward.

Mr. Janeway received his B.A. in Marketing from Rutgers University.

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Adam L. Michaels, age 47.

Adam Michaels was appointed Chief Executive Officer and a member of the Board of Directors of the Company effective September 6, 2022 and was appointed Chairman of the Board effective February 1, 2023.

Mr. Michaels is an experienced food industry executive and former management consultant. Prior to joining the Company, Adam worked at Mondelez International, a multinational food and beverage company. Over nine years, he held numerous roles with increasing responsibility at Mondelez across Supply Chain, Commercial Sales & Marketing, and Strategy. Adam was most recently responsible for M&A and Commercial activities within North American Ventures – a business unit comprised of smaller, high-growth brands. Before joining Mondelez, Adam was a Principal at Booz & Company, a management consulting firm, for seven years, where he specialized in the Food & Beverage sector.

Adam holds an MBA in Marketing & Management from Columbia Business School and a BSE in Bioengineering from the University of Pennsylvania.

The Board determined that Mr. Michaels is qualified to serve as a director given his extensive Food & Beverage experience, corporate strategy background, understanding of consumer insights & analytics, and prior work accelerating brands across their growth lifecycles.

Shirley Romig, age 46.

Shirley Romig has two decades of experience in operationalizing growth strategies and leading transformational initiatives in complex consumer and technology organizations. Most recently, Ms. Romig was the CEO and Co-Founder of Mixo Group, Inc., a digital creator platform for the $1.7T food market. Previously, she was Vice President with Lyft, leading Global Operations, East and Canada from 2019 to 2022. From 2017-2019, Ms. Romig led six lines of businesses at Equinox Fitness Clubs as Group Vice President. From 2016-2017, Ms. Romig was the Head of Retail Strategy for SapientRazorfish, a global digital agency. From 2013 to 2015, Ms. Romig was the Senior Vice President of Corporate Strategy with HBC responsible for implementation of growth initiatives across Saks Fifth Avenue, Saks OFF 5th, Lord & Taylor and Hudson’s Bay in Canada. Ms. Romig also served as a Vice President for Saks Incorporated where she led the company’s omnichannel transformation work and launched Saksoff5th.com as well as numerous growth initiatives for Saks.com. Earlier in her career, Ms. Romig worked in equity research and digital and strategy consulting. Ms. Romig also serves on the Board of Directors for Lovesac (Nasdaq: LOVE), a publicly traded home furnishings company, and is the Chair of the Nominating and Governance Committee. Ms. Romig holds an M.B.A. from the Darden School of Business and a Bachelor of Science from the McIntire School of Commerce, both at the University of Virginia.

In nominating Ms. Romig as a director, the board considered her expertise in leading transformational initiatives across a number of industries, background in growth strategy implementation and public company experience.

Thomas Toto, age 69.

Mr. Toto has over 40 years of experience in the management and ownership of food brokerage and food distribution companies. Mr. Toto has served as a director of the Company from February 2010 through the Present. From June 2009 to May 2022, he served as the Senior Business manager for World Wide Sales Inc., a perishable food broker that services the New York / New Jersey Metropolitan and Philadelphia marketplace. Prior to this he worked from September 2007 until May 2009 as a Division President for DCI Cheese Co., a private equity owned company that imported and distributed various kinds of cheeses and dairy products. Previously from March 1993 until September 2007 he was the President and owner of Advantage International Foods Corporation, where he ran the day-to-day operations of marketing, and distributing cheese, dairy and related products from around the world to various major retailers, independents, club stores, and food service operators.

Mr. Toto received his B.A. from Seton Hall University in 1976 and his M.B.A. from Seton Hall University in 1979.

In evaluating Mr. Toto’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in the food importing, marketing and distribution as well as other food related industries, his knowledge of running and managing companies as a professional manager and as an entrepreneur; and his proven track record of success in such endeavors.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

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CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met four times during fiscal year ended January 31, 2024. No director attended less than 75% of the meetings.

Director Independence

Our board of directors has determined that each of Alfred D’Agostino, Thomas Toto, Dean Janeway, Meghan Henson, Shirley Romig and Lynn Blake are independent directors within the meaning of the applicable rules of the Securities and Exchange Commission (“SEC”) and the NASDAQ Markets and that each of them is also an independent director under Rule 10A-3 of the Exchange Act for the purpose of audit committee membership. In addition, our board of directors has determined that Ms. Blake and Mr. Janeway are each an “audit committee financial expert” within the meaning of the applicable rules of the SEC and the NASDAQ Markets.

Audit Committee

Lynn Blake, Meghan Henson and Shirley Romig currently serve as members of the Company’s separately designated Audit Committee, in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with Ms. Blake acting as its Chair. During fiscal 2024, the Audit Committee met four times. In fiscal 2024, Thomas Toto, Alfred D’Agostino, Dean Janeway and Lynn Blake served on the Audit Committee and reviewed and discussed the audited financial statements for fiscal year ended January 31, 2024 with the Company’s management.

The function of the Audit Committee, as detailed in the Audit Committee Charter, available on our website at https://ir.mamascreations.com/governance-management-directors, is to provide assistance to the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

The independent directors meet the heightened independence standards of Nasdaq and the SEC.

The Board of Directors pre-approved all services provided by our independent auditors for the fiscal year ended January 31, 2024.

People & Compensation Committee

Meghan Henson, Lynn Blake and Shirley Romig currently serve as members of the People & Compensation Committee, with Ms. Henson acting as its Chair. During fiscal 2024, the People & Compensation Committee met three times. The People & Compensation Committee charter is available on our website at https://ir.mamascreations.com/governance-management-directors.

Each member of the People & Compensation Committee meets the heightened independence standards of Nasdaq and the SEC.

The People & Compensation Committee establishes the Company’s general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties. The People & Compensation Committee’s role is to (i) evaluate the performance of the Company’s executive officers, including the chief financial officer, (ii) set compensation for directors and executive officers, (iii) make recommendations to the Board on adoption of compensation plans, (iv) administers the Company’s clawback policy and (iv) administer Company compensation plans. When evaluating potential compensation adjustments, the People & Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the performance and/or contribution to the Company’s overall performance by other executive officers and other key employees.

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Nominating & Corporate Governance Committee

Dean Janeway, Meghan Henson, Shirley Romig and Lynn Blake currently serve as members of the Nominating & Corporate Governance Committee, with Mr. Janeway acting as its Chair. During fiscal 2024, the Nominating & Corporate Governance Committee met three times.

The Nominating & Corporate Governance Committee’s role is to identify and recommend candidates for positions on the Board of Directors. The Nominating & Corporate Governance Committee’s policies are subject to annual review.

The function of the Nominating & Corporate Governance Committee, as detailed in the Nominating & Corporate Governance Committee Charter, available on our website at https://ir.mamascreations.com/governance-management-directors, is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings. The Nominating & Corporate Governance Committee has established certain broad qualifications in order to consider a proposed candidate for election to the Board. The Nominating & Corporate Governance Committee has a strong preference for candidates with prior board experience with public companies. The Nominating & Corporate Governance Committee will also consider such other factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

It is the policy of the Nominating & Corporate Governance Committee to consider candidates recommended by security holders, directors, executive officers and other sources, including, but not limited to, third-party search firms. Security holders of the Company may submit recommendations for candidates for the Board. Such submissions should include the name, contact information, a brief description of the candidate’s business experience and such other information as the person submitting the recommendation believes is relevant to the evaluation of the candidate. The Nominating & Corporate Governance Committee will review all such recommendations.

The Nominating & Corporate Governance Committee will evaluate whether an incumbent director should be nominated for re-election to the Board or any Committee of the Board upon expiration of such director’s term using the same factors as described above for other Board candidates. The Nominating & Corporate Governance Committee will also take into account the incumbent director’s performance as a Board member. Failure of any incumbent director to attend at least seventy-five percent (75%) of the Board meetings held in any year of service as a Board member will be viewed negatively by the Nominating & Corporate Governance Committee in evaluating the performance of such director.

Board Diversity Matrix

The following chart summarizes certain self-identified personal characteristics of our directors, in accordance with Nasdaq Listing Rule 5605(f) Each term used in the table has the meaning given to it in the rule and related instructions.

Board Diversity Matrix (As of May 6, 2024)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background
Directors who are Military Veterans	—

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Board Skill Matrix

The matrix below provides summary information regarding the candidates for and current Board of Directors in an easy-to-read format.

Qualification	Adam Michaels	Steve Burns	Fred D’Agostino	Shirley Romig	Meghan Henson	Dean Janeway	Tom Toto	Lynn Blake
Age	47	63	68	46	55	80	69	57
Joined Board	2022	2010	2010	2023	2023	2012	2010	2023
Independent Director			X	X	X	X	X	X
# of Other Public Company Boards				1
Background:
Active Employment	X	X	X	X	X
CEO Experience (public)	X
CEO Experience (private)						X	X
CFO Experience (public)								X
Diversity – Gender				X	X			X
Diversity – Race				X
Senior Leadership Role in Other Company		X	X	X	X	X	X	X
Entrepreneurial Experience	X	X	X	X		X	X
$500 million+ Revenue Corporate Experience	X			X	X	X	X	X
International Experience	X	X			X		X	X
Finance & Accounting:
Financial Statement Literacy		X		X			X	X
Audit Committee Financial Expert Qualification							X	X
Finance, Capital Allocation & Capital Markets				X				X
Operations:
Business Operations & Administration		X	X	X			X
Sales & Marketing			X			X	X
Development & Execution of Strategic Plans	X	X	X	X			X
Cybersecurity
Technology, Systems & Intellectual Property		X
Talent Management & HR				X	X
Industry:
Relevant industry experience (food)	X	X	X		X	X	X
Corporate Governance & Transactions:
Corporate Governance (public)				X	X			X
Mergers and Acquisitions
Public Company Experience (director/officer non-Mama’s)				X			X	X
Risk Management
Investor Relations								X

Code of Ethics

The Company has adopted a code of ethics that is applicable to our directors and officers. The Company’s senior management is charged with ensuring that the Code of Ethics and the Company’s corporate policies will govern, without exception, all business activities of the Company. The Code of Ethics addresses, among other things, the use and protection of Company assets and information, avoiding conflicts of interest, corporate opportunities and transactions with business associates and document retention.

Limits on Hedging and Pledging

As part of our insider trading policy, all employees, including executive officers, and members of our Board are prohibited from engaging in hedging transactions involving our securities, including short sales and purchases or sales of puts, calls or other derivative securities. Our insider trading policy also prohibits certain types of pledges of our securities by all employees, including executive officers, and members of our Board, specifically purchases of our securities on margin, borrowing against our securities held in a margin account or pledging our securities as collateral for a loan, with an exception for transactions with the pre-approval of our Chief Compliance Officer.

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DIRECTOR’S COMPENSATION

The following Director Compensation Table sets forth the compensation of our directors for the fiscal year ending January 31, 2024.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Total ($)
Alfred D’Agostino	40,000	40,000	80,000
Thomas Toto	40,000	40,000	80,000
Dean Janeway	40,000	40,000	80,000
Meghan Henson	40,000	40,000	80,000
Michael Stengel (2)	20,000	0	20,000
Shirley Romig (3)	36,667	40,000	76,667
Lynn Blake (4)	—	28,333	28,333

1.	Represents the grant date fair value of 11,299 service-based restricted stock units granted to each non-employee director on October 18, 2023, except Ms. Blake, who received a grant of 8,095 service-based restricted stock units on November 14, 2023 upon her appointment to the Board, in each case as computed in accordance with ASC 718. The shares vest one year after the grant date. The grant date fair value is based on the respective closing price of Mama’s Creations shares on the grant
2.	Mr. Stengel resigned effective July 31, 2023.
3.	Ms. Romig was appointed as a director of the Company on March 9, 2023.
4.	Ms. Blake was appointed as a director of the Company on November 14, 2023.

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended January 31, 2024 and January 31, 2023.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Adam L. Michaels	2024	450,000	185,000	3,657,312	(4)	–	–	–	15,000	4,307,312
CEO/Chairman (1)	2023	135,417	–	–		–	–	–	–	135,417

Steven Burns	2024	241,460	50,000	–		–	–	0	15,000	306,460
Chief Administrative Officer (2)	2023	227,000	–	–		–	–	–	–	227,000

Anthony	2024	250,000	50,000	397,016	(4)	–	–	–	15,000	712,016
Gruber CFO(3)	2023	93,750	–	–		–	–	–	–	93,750

1.	Mr. Michaels was appointed Chief Executive Officer of the Company on September 6, 2022. All Other Compensation relates to an automobile allowance. The bonus of $185,000 paid in 2024 relates to the fiscal year ended January 31, 2023.
2.	For Mr. Burns all Other Compensation relates to an automobile allowance. The bonus of $50,000 paid in 2024 relates to the fiscal year ended January 31, 2023.
3.	Mr. Gruber was appointed Chief Financial Officer of the Company effective September 19, 2022. All Other Compensation relates to an automobile allowance. The bonus of $50,000 paid in 2024 relates to the fiscal year ended January 31, 2023.
4.	As disclosed in our 8-K filed October 20, 2023, the stock awards granted to Mr. Michaels and Mr. Gruber in fiscal 2024 included sign-on and annual grants that were contemplated to be issued in fiscal year 2023 in each of such executive’s employment agreement, but had not yet been granted due to stock units not being a type of equity award under the Incentive Plan prior to its amendment in October 2023. The number of units issued under each award, as detailed in the “Outstanding Equity Awards At Fiscal Year-End” table below, reflect the number of units that would have been issued at the time initially contemplated by such executive’s employment agreement. For purposes of this table, the fair values shown were computed in accordance with FASB ASC Topic 718 (“ASC 718”).

Employment Agreements

Adam L. Michaels

On September 6, 2022, Mama’s Creations entered into an employment agreement with Adam L. Michaels as Chief Executive Officer of Mama’s Creations for an initial term of five (5) years at an initial base salary of $325,000 per year and is eligible for a year-end bonus of up to $650,000 (with a minimum cash bonus of $135,000 for the fiscal year ended January 31, 2023). He is also eligible to receive Annual Restricted Stock Units, Sign-on Restricted Stock Units and Sign-on Stock Performance Stock Units. As part of the agreement, Mr. Michaels is subject to confidentiality and non-solicitation provisions regarding Mama’s Creations, and certain covenants not to compete.

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Anthony Gruber

On September 19, 2022, Mama’s Creations entered into an employment agreement with Anthony Gruber as Chief Financial Officer of Mama’s Creations for an initial term of five (5) years at an initial base salary of $250,000 per year and is eligible for a year-end bonus of up to $125,000. He is also eligible to receive Sign-on Stock Performance Stock Units. As part of the agreement, Mr. Gruber is subject to confidentiality and non-solicitation provisions regarding Mama’s Creations, and certain covenants not to compete.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity awards granted to our named executive officers and outstanding as of January 31, 2024.

			Option Awards					Stock Awards
Name (a)		Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (7)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (7)
Adam L. Michaels	(1)	10/18/2023	—	—	—	—	—	138,889	598,612
CEO/Chairman	(2)	10/18/2023	—	—	—	—	—	46,146	198,889	—		—
	(3)	10/18/2023	—	—	—	—	—	208,333	897,915
	(4)	10/18/2023	—	—	—	—	—			525,000	(8)	2,262,750
	(5)	10/18/2023	—	—	—	—	—			175,000	(9)	754,250

Steven Burns			—	—	—	—	—	—	—	—		—
Chief Administrative Officer; Director			—	—	—	—	—	—	—	—		—

Anthony Gruber	(6)	10/18/2023	—	—	—	—	—	—	—	187,430	(8)	807,823
CFO			—	—	—	—	—	—	—	—		—

1.	Represents an annual grant of 185,185 RSUs for Mr. Michael’s first year of service, 25% vested on the grant date with the remainder vesting over three equal annual increments.
2.	Represents an annual grant under our Incentive Plan of 46,146 RSUs for Mr. Michael’s for 2023, vesting in four equal annual increments.
3.	Represents a sign on grant of 277,778 RSUs, 25% vested on the grant date with the remainder vesting over three equal annual increments.
4.	Represents a sign on grant of PSUs with a maximum payout of 1,200,000 shares based on the Company’s stock price performance from 2022 to 2027.
5.	Represents a sign on grant of PSUs with a maximum payout of 400,000 shares based on the Company’s pre-tax profit per share from 2022 to 2027.
6.	Represents a sign on grant of PSUs with a maximum payout of 1,200,000 shares based on the Company’s stock price performance from 2022 to 2027.
7.	The market value of these unvested awards was calculated using the closing price of our common stock as of January 31, 2024, the last trading day of the year, which was $4.31.

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8.	Performance-based restricted stock units are earned and vest, if at all, based on the percentage increase in the Company’s stock price, beginning with $1.38 (which was the 90 calendar day average closing price prior to September 22, 2022 and ending with the 90- calendar day average closing price (for the days during such 90-calendar day period on which Company’s stock is traded) ending on September 22, 2027 The number of unearned units for the award for Mr. Michaels was calculated assuming payout at threshold (a 20% CAGR). The number of unearned units for the award for Mr. Gruber was calculated assuming payout threshold ( a 20% CAGR), which would result in the issuance of common stock equal to 0.5% of the then-current total outstanding (assumes that 37,486,046 shares are outstanding upon vesting).
9.	Performance-based restricted stock units are earned and vest, if at all, based on Pre-Tax Profit per Share adjusted for non-recurring events (as determined by the Committee). The “Beginning Base” will be the Pre-Tax Profit per Share, as adjusted, determined for the Company’s fiscal year ending on January 31, 2022, which was $0.0299, and ending based on the Pre-Tax Profit per Share for the Company’s fiscal year ending on January 31, 2027. The number of unearned units for the award for Mr. Michaels was calculated assuming payout at threshold (a 20% CAGR).

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, we believe that all required reports in fiscal 2024 were filed in a timely manner, except that the following exercise of options were reported on late due to administrative error: Mr. D’Agostino and Mr. Toto (March 7, 2023), Mr. Janeway (March 27, 2023) and Mr. Burns (April 13, 2023).

Pay versus Performance

The following table provides information required by Item 402(v) of Regulation S-K.

Year	Summary Comp. Table Total for Former PEO(1)	Compensation Actually Paid to Former PEO(1)	Summary Comp. Table Total for Current PEO(1)	Compensation Actually Paid to Current PEO(2)	Average Summary Comp. Table Total for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On: Total Stockholder Return(3)	Net Income(4)
2024	—	—	$4,307,312	$5,824,233	$509,238	$714,642	$224.48	$6,651,000
2023	$142,167	$142,167	$135,417	$135,417	$172,972	$172,972	$106.94	$2,302,674
2022	$215,000	$215,000	—	—	$206,978	$206,978	$103.74	$(251,296)

(1)	The Former PEO is Carl T. Wolf. The Current PEO is Adam L. Michaels, who joined the Company in September 2022. For 2024, the Non-PEO NEOs were Steve Burns and Anthony Gruber. For 2023, the Non-PEO NEOs were Matthew Brown, Steven Burns, Lawrence Morgenstein and Anthony Gruber. For 2022, the Non-PEO NEOs were Matt Brown, Steven Burns and Lawrence Morgenstein.
(2)	SEC rules require certain adjustments be made to the Summary Compensation Table (“SCT”) totals to determine “compensation actually paid” (“CAP”) as reported in the Pay Versus Performance Table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. None of our NEOs participate in a pension plan; therefore, no adjustment from the SCT total related to pension value was made. A reconciliation of the SCT totals to CAP to our PEO and our Other NEOs (as an average) is shown below:

Adjustments		PEO ($)	Average of Other NEOs ($)
Total Compensation from SCT		4,307,312	509,238
Adjustments for stock and option awards
Subtract SCT amounts of stock and option awards		(3,657,312)	(198,508)
Add fair value at year-end of awards granted during fiscal year 2024 that are outstanding and unvested at year-end	(a)	4,712,416	403,912
+/- The difference between fair value of awards from the end of fiscal year 2023 to the end of fiscal year 2024 for awards granted in any prior fiscal year that are outstanding and unvested at year-end		—	—
+/- The vesting date fair value for awards granted and vested during fiscal year 2024	(b)	461,807	—
+/- The change in fair value from the end of fiscal year 2023 to the vesting date for awards granted in any prior fiscal year which vested during fiscal year 2024		—	—
Subtract fair value at end of prior year for awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during fiscal year 2024		—	—
Add dividends or other earnings paid on stock or option awards in the covered year prior to vesting if not otherwise included in the fair value of the award or the SCT for fiscal year 2024		—	—
Compensation Actually Paid (as calculated)		5,824,233	714,642

(a) For purposes of the foregoing adjustments, the year-end value of equity awards was determined using the closing price of our common stock on January 31, 2024, the last trading day of fiscal 2024, which was $4.31. For PSUs that were unvested as of January 31, 2024, the fair value as of fiscal year end was determined assuming payout at threshold.

(b) Value based on the closing price of our common stock on the applicable vesting date.

(3)	Assumes a hypothetical $100 investment on January 31, 2021, and assumes that all dividends (if applicable) were reinvested.

(4)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for fiscal year ended January 31, 2024 with the Company’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully Submitted,

Thomas Toto

Alfred D’Agostino

Dean Janeway

Lynn Blake

TRANSACTIONS WITH RELATED PERSONS

We currently lease 20,188 square feet in a fully contained facility at 184 Allen Boulevard, Farmingdale, NY from 148 Allen Blvd LLC for production and distribution of T&L Creative Salads and Olive Branch products. This property is owned by Anthony Morello, Jr., President of T&L, as well as individuals related to Mr. Morello. During the years ended January 31, 2024 and 2023, we paid approximately $343,000 and $242,000, respectively, in rent under this lease.

Upon consummation of the acquisition of T&L Creative Salads, Inc., the Company executed a $3,000,000 promissory note with the sellers. The promissory note requires annual principal payments of $750,000 payable on each anniversary of the closing, together with accrued interest at a rate of three and one-half (3.5%) per annum. As of January 31, 2024 and January 31, 2023, the outstanding balance under the note was $1,500,000 and $2,250,000, respectively. For the year ended January 31, 2024 and January 31, 2023 interest expense for this note was approximately $77,000 and $102,000, respectively. As of January 31, 2024 and January 31, 2023, accrued interest was approximately $5,000 and $7,000, respectively.

The Company acquired a 24% minority interest in Chef Inspirational Foods, LLC (“CIF”) on June 28, 2022 and acquired the remaining interest on June 28, 2023. For the period from February 1, 2023 to June 28, 2023 the Company recorded sales to CIF of approximately $10.9 million. For the period from June 28, 2022 to January 31, 2023 the Company recorded sales to CIF of approximately $14.7 million. During the years ended January 31, 2024 and January 31, 2023, the Company recorded commission expenses and consulting services expenses of approximately $267,000 and $424,000. As of January 31, 2023, the Company had receivables of approximately $1 million.

On May 15, 2024, we entered into a settlement agreement with directors Alfred D’Agostino, Steve Burns, Dean Janeway and Thomas Toto (the “Settlement Agreement”) relating to certain options purported to be granted by the Company in 2018 and 2019 that exceeded the availability under the Company’s equity plan at the time of grant. On September 4, 2018, the Company purported to grant each of the Directors an option to purchase 25,000 shares of Common Stock at an exercise price of $0.80 per share, and on July 31, 2019, the Company purported to grant each of the Directors an option to purchase 50,000 shares of Common Stock with an exercise price of $0.52 per share, in each case, as compensation for director service (all such options, the “Purported Options”). At each such date, however, the grant of the Purported Options would have exceeded the then-existing availability under the Company’s 2013 Incentive Stock and Award Plan and were not validly granted. In exchange for a release of any and all claims or rights related to the Purported Options, we agreed to issue each such director a payment of $112,500 and 16,918 shares of Common Stock.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board of Directors, as stated in its charter, is responsible for the review, approval or ratification of all “transactions with related persons” as that term refers to transactions required to be disclosed by Item 404 of Regulation S-K promulgated by the SEC. In reviewing a proposed transaction, the Audit Committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the Audit Committee. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of May 6, 2024 and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the stockholders listed possess sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of class(2)

5% or Greater Stockholders (other than Executive Officers and Directors)
Wasatch Advisors LP 505 Wakara Way, Salt Lake City, UT 84108	3,883,763	(3)	10.36%

Executive Officers and Directors
Adam L. Michaels	215,790	(4)	*
Anthony Gruber	0		*
Steven Burns	1,398,885	(5)	3.7%
Alfred D’Agostino	910,242	(6)	2.5%
Thomas Toto	821,110	(7)	2.2%
Dean Janeway	334,355	(8)	*
Meghan Henson	11,299	(9)	*
Shirley Romig	11,299	(9)	*
Lynn Blake	11,299	(9)	*
All executive officers and directors as a group (9 persons)	3,748,176		10.00%

* Less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities. In determining beneficial ownership of our Common Stock, the number of shares shown includes shares which the beneficial owner may acquire upon exercise of debentures, warrants and options which may be acquired within 60 days. In determining the percent of Common Stock owned by a person or entity on May 6, 2024, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which the beneficial ownership may be acquire within 60 days of May 6, 2024 on exercise of warrants and options and (b) the denominator is the sum of (i) the total shares of that class outstanding on May 6, 2024 (37,486,046 shares of Common Stock). Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares. Unless otherwise noted, the address of each of the holders is 25 Branca Road, East Rutherford, NJ 07073.
(2)	Figures may not add up due to rounding of percentages.
(3)	Based on a Schedule 13G filed with the SEC on January 10, 2024. Wasatch Advisors LP has sole voting and dispositive power over all shares.
(4)	Includes portions of RSUs vested or vesting within 60 days.
(5)	This amount includes 1,398,885 shares held by Steven R Burns & Milva Burns as joint tenants. Does not include 16,918 shares issued to such director pursuant to the Settlement Agreement on May 15, 2024.
(6)	This amount includes 126,938 shares directly held by Alfred D’Agostino, 783,304 shares held by Alfred D’Agostino Revocable Living Trust 11/6/2009, of which Alfred D’Agostino is the beneficial owner, and 11,299 RSUs that will vest within 60 days. Does not include 16,918 shares issued to such director pursuant to the Settlement Agreement on May 15, 2024.
(7)	This amount includes 754,443 held by Thomas Toto and 66,667 held by Thomas and Andrea Toto, for which Thomas Toto is the beneficial owner, and 11,299 RSUs that will vest within 60 days. Does not include 16,918 shares issued to such director pursuant to the Settlement Agreement on May 15, 2024.
(8)	This amount includes 318,461 shares held by Dean Janeway and 15,894 owned by Mary Janeway & Dean Janeway Jt. Ten., and 11,299 RSUs that will vest within 60 days. Does not include 16,918 shares issued to such director pursuant to the Settlement Agreement on May 15, 2024.
(9)	Includes 11,299 RSUs that will vest within 60 days.

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PROPOSAL 2:

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, acting on the recommendation of its Audit Committee, has selected Rosenberg Rich Baker Berman P.A. (“RRBB”) as the Company’s independent registered public accounting firm for 2024. RRBB was the Company’s independent registered public accounting firm for the most recently completed fiscal year.

Notwithstanding its selection of RRBB, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the appointment of RRBB is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm.

A representative of RRBB is expected to be present at the meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding preparation of the Company’s financial statements.

Independent Registered Public Accounting Firm Fees

The following table presents fees billed by RRBB to the Company for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements, and various other audit and non-audit services provided for the fiscal years identified:

Category	2024	2023
Audit Fees(a)	$298,000	$192,000
Audit-Related Fees(b)	14,000	—
Tax Fees(c)	29,000	26,000
All other Fees	—	—
Total	$341,000	$218,000

(a)	Includes assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, accounts consultations regarding the application of GAAP to proposed transactions, and services relating to comfort letters, consents and registration statement filings.
(b)	Audit-related fees represent fees reasonably related to the assurance services. This category includes the audit of the employee benefit plan.
(c)	Tax fees consist of professional fees primarily for tax compliance. These services include preparation of federal and state income tax returns.

RRBB did not provide any other services to the Company in the periods covered other than those summarized above.

Audit Committee Pre-Approval

Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm or any other auditing or accounting firm. During the year, circumstances may arise that could require the engagement of the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, we will obtain pre-approval of the Audit Committee before engaging the independent registered public accounting firm.

All audit services and audit-related services incurred during fiscal year 2024, as applicable, were pre-approved by our Audit Committee.

Required Vote and Board Recommendation

The Board recommends that you vote “FOR” the ratification of the appointment of RRBB as the Company’s independent registered public accounting firm. Approval of the proposal requires the affirmative vote of a majority of the voting power of the stockholders present, whether in person or by proxy, and entitled to vote at the meeting, provided that a quorum is present.

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PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our stockholders to provide advisory approval of the compensation of the named executive officers, as described in the “Executive Compensation” section of this proxy statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and People & Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the People & Compensation Committee will be able to consider when determining executive compensation for the fiscal year ending and January 31, 2025 and beyond.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Proposal 3 is advisory, and therefore not binding on the Company, the People & Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from stockholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL NO. 4

ADVISORY VOTE REGARDING THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, the Board and the People & Compensation Committee are also seeking a non-binding advisory vote on the frequency of future advisory votes regarding the Company’s executive compensation. The compensation of the Company’s named executive officers is disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures. The Board of Directors asks the stockholders to indicate the frequency with which they would like future votes. We are providing stockholders with the option of selecting a frequency of one, two or three years, or abstaining.

In the interests of transparency and recognizing the importance of stockholder involvement with the Company, we recommend that our stockholders select a frequency of voting on executive compensation every year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “EVERY YEAR” FOR FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION.

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STOCKHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that stockholders must follow to send communications to it. The Board of Directors does receive communications from stockholders, from time to time, and addresses those communications as appropriate. Stockholders can send communication to the Board of Directors in writing, to Mama’s Creations, Inc., 25 Branca Road, East Rutherford, New Jersey 07073, Attention: Board of Directors.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain stockholders who do not participate in electronic delivery of proxy materials but who have the same address and appear to be members of the same family receive only one copy of our annual report, proxy statement and stockholder letter. Each stockholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our annual meetings and our mailing and printing expenses.

If you or another stockholder with whom you share an address currently receive multiple copies of our annual report, proxy statement, and/or stockholder letter, or if you hold shares in more than one account, but would like to receive only a single copy of materials for your household, then please contact your broker or us. You can make a request by contacting our Chief Financial Officer, by calling (201) 531-1212 or by mail at 25 Branca Road, East Rutherford, New Jersey 0707. If you currently participate in householding and would prefer to receive separate copies of materials for the meeting or for 2025, then please contact us in the manner described above and you will receive additional copies, free of charge and promptly upon receipt of your request.

ADDITIONAL INFORMATION

Our annual report on Form 10-K for fiscal year 2024, as filed with the SEC, is available on the SEC’s website, www.sec.gov, and our corporate website, www.mamascreations.com, under “Investors.” Copies of the annual report on Form 10-K will be sent to any stockholder without charge upon written request addressed to the attention of our Chief Financial Officer at Mama’s Creations, Inc., 25 Branca Road, East Rutherford, New Jersey 0707. Copies of exhibits to the annual report on Form 10-K may be obtained upon payment to us of the reasonable expense incurred in providing such exhibits.

OTHER MATTERS

The Board knows of no other matters which may be brought before the meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders will vote thereon in accordance with their best judgment.

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This proxy is solicited on behalf of the Board of Directors

MAMA'S CREATIONS INC.

25 Branca Road, East Rutherford, New Jersey 07073

VOTE BY INTERNET - www.MAMA.vote

Use the Internet to vote by proxy up until 7:00 PM. Eastern Time on July 2, 2024. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37th ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: ((347)-584-3644 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

The stockholder(s) hereby appoint(s) Adam L Michaels and Anthony Gruber, and each of them, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on this ballot, all of the shares of Common Stock of Mama's Creations, Inc., (the "Company") that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 P.M., EST on July 3, 2024 to be to be held virtually by calling 877-407-3088 (toll free) or +1-877-407-3088 (International), and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2 AND 3 AND "1 YEAR" ON PROPOSAL 4.

1. Election of eight (8) Directors to to hold office for a one-year term and until their respective successors are duly elected and qualified. The nominees are:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Nominee	For	Withhold
1a. Alfred D'Agostino	▢	▢
1b. Lynn Blake	▢	▢
1c. Steven Burns	▢	▢
1d. Meghan Henson	▢	▢
1e. Dean Janeway	▢	▢
1f. Adam L. Michaels	▢	▢
1g. Shirley Romig	▢	▢
1h. Thomas Toto	▢	▢

Proposal	For	Against	Abstain
2. To ratify the appointment of Rosenberg Rich Baker Berman and Company, Certified Public Accountants, as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2025.	▢	▢	▢
3. To hold an advisory vote to approve executive compensation.	▢	▢	▢

Proposal	1yr	2yrs	3yrs	Abstain
4. To hold an advisory vote on the frequency of future advisory votes to approve executive compensation.	▢	▢	▢	▢

The Notice and Proxy Statement are available at www.MAMA.vote

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date